Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

THIRD QUARTER 2006 RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the quarter ended September 30, 2006.

Net income for the three months ended September 30, 2006 was $1,310,000 or $0.09 per share compared to net loss of $1,746,000 or $0.12 per share for the three months ended September 30, 2005.

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Third Quarter 2006, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. The company has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. The company seeks to capitalize on opportunities for above-average risk-adjusted investment returns from real estate ownership, while managing the volatility associated with the real estate industry through joint-venture ownership structures. For more information on Thomas Properties Group, Inc., visit the company’s website at www.tpgre.com.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Factors That May Influence Future Results of Operations” in our 10-K for the year ended December 31, 2005, which has been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended September 30,
	2006	2005
Revenues:
Rental	$8,251	$7,676
Tenant reimbursements	4,777	4,704
Parking and other	844	870
Investment advisory, management, leasing, and development services	2,113	1,148
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	3,306	2,887

Total revenues	19,291	17,285

Expenses:
Rental property operating and maintenance	3,612	3,265
Real estate taxes	1,512	1,451
Investment advisory, management, leasing, and development services	2,790	1,554
Rent - unconsolidated real estate entities	55	58
Interest	5,119	4,971
Depreciation and amortization	3,112	2,957
General and administrative	3,489	3,722

Total expenses	19,689	17,978

Gain on sale of real estate	9,599	—
Interest income	594	363
Equity in net loss of unconsolidated real estate entities	(5,165)	(5,639)
Minority interests - unitholders in the Operating Partnership	(2,568)	3,270
Minority interests in consolidated real estate entities	34	(115)

Income (loss) before benefit for income taxes	2,096	(2,814)
(Provision) benefit for income taxes	(786)	1,068

Net income (loss)	$1,310	$(1,746)

Basic earnings (loss) per share	$0.09	$(0.12)
Diluted earnings (loss) per share	0.09	(0.12)
Weighted average common shares - basic	14,343,833	14,303,774
Weighted average common shares - diluted	14,826,378	14,303,774

Reconciliation of net income (loss) to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net income (loss)	$1,310	$(1,746)
Adjustments:
Deferred income tax expense (benefit)	786	(1,068)
Minority interests	2,533	(3,155)
Depreciation and amortization	3,112	2,957
Depreciation and amortization from unconsolidated real estate entities	4,456	5,023
Amortization of loan costs	97	97
Amortization of loan costs from unconsolidated entities	415	256

EBDT	$12,709	$2,364

TPGI share of EBDT (b)	$5,738	$1,094

EBDT per share – basic	$0.40	$0.08

EBDT per share – diluted	$0.39	$0.08

Reconciliation of net income (loss) to after tax cash flow (ATCF) (c):

Net income (loss)	$1,310	$(1,746)
Adjustments:
Deferred income tax expense (benefit)	786	(1,068)
Minority interests	2,533	(3,155)
Depreciation and amortization	3,112	2,957
Depreciation and amortization from unconsolidated real estate entities	4,456	5,023
Amortization of loan costs	97	97
Amortization of loan costs from unconsolidated entities	415	256
Non-cash compensation expense	199	126
Straight-line rent adjustments	1,313	1,747
Straight-line rent adjustments from unconsolidated entities	(1,494)	(186)
Fair market value of rent adjustments	(22)	(45)
Fair market value of rent adjustments from unconsolidated entities	30	(34)

ATCF	$12,735	$3,972

TPGI share of ATCF (b)	$5,750	$1,837

ATCF per share – basic	$0.40	$0.13

ATCF per share – diluted	$0.39	$0.13

	Nine months ended September 30,
	2006	2005
Revenues:
Rental	$24,886	$24,229
Tenant reimbursements	14,319	14,286
Parking and other	3,059	3,266
Investment advisory, management, leasing, and development services	5,896	3,601
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	9,645	6,124

Total revenues	57,805	51,506

Expenses:
Rental property operating and maintenance	11,789	10,909
Real estate taxes	4,431	4,343
Investment advisory, management, leasing, and development services	6,894	4,482
Rent - unconsolidated real estate entities	170	175
Interest	15,878	16,224
Depreciation and amortization	9,517	9,384
General and administrative	11,755	9,649

Total expenses	60,434	55,166

Gain on purchase of other secured loan	—	25,776
Gain on sale of real estate	9,599	—
Loss from early extinguishment of debt	(360)	—
Interest income	1,867	1,084
Equity in net loss of unconsolidated real estate entities	(9,500)	(9,377)
Minority interests - unitholders in the Operating Partnership	728	(7,386)
Minority interests in consolidated real estate entities	(490)	(82)

(Loss) income before benefit for income taxes	(785)	6,355
Benefit (provision) for income taxes	303	(2,811)

Net (loss) income	$(482)	$3,544

Basic (loss) earnings per share	$(0.03)	$0.25
Diluted (loss) earnings per share	(0.03)	0.25
Weighted average common shares - basic	14,333,815	14,298,532
Weighted average common shares - diluted	14,333,815	14,307,584

Reconciliation of net (loss) income to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net (loss) income	$(482)	$3,544
Adjustments:
Deferred income tax (benefit) expense	(303)	2,811
Minority interests	(238)	7,468
Depreciation and amortization	9,517	9,384
Depreciation and amortization from unconsolidated real estate entities	11,138	9,142
Amortization of loan costs	358	448
Amortization of loan costs from unconsolidated entities	1,025	628

EBDT	$21,015	$33,425

TPGI share of EBDT (d)	$9,525	$15,459

EBDT per share – basic	$0.66	$1.08

EBDT per share – diluted	$0.64	$1.08

Reconciliation of net (loss) income to after tax cash flow (ATCF) (c):

Net (loss) income	$(482)	$3,544
Adjustments:
Deferred income tax (benefit) expense	(303)	2,811
Minority interests	(238)	7,468
Depreciation and amortization	9,517	9,384
Depreciation and amortization from unconsolidated real estate entities	11,138	9,142
Amortization of loan costs	358	448
Amortization of loan costs from unconsolidated entities	1,025	628
Non-cash compensation expense	2,373	389
Straight-line rent adjustments	4,065	4,118
Straight-line rent adjustments from unconsolidated entities	(2,750)	(960)
Fair market value of rent adjustments	(258)	(195)
Fair market value of rent adjustments from unconsolidated entities	40	(154)

ATCF	$24,485	$36,623

TPGI share of ATCF (d)	$11,105	$16,938

ATCF per share – basic	$0.77	$1.18

ATCF per share – diluted	$0.75	$1.18

(a)	The Company uses EBDT as a supplemental performance measure because EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

EBDT is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies.

(b)	Based on an interest in our operating partnership of 45.1 and 46.3% for the three months ended September 30, 2006 and 2005, respectively.

(c)	We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

ATCF is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies.

(d)	Based on an interest in our operating partnership of 45.3 and 46.3% for the nine months ended September 30, 2006 and 2005, respectively.

THOMAS PROPERTIES GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$435,942	$409,735
Less accumulated depreciation	(111,671)	(104,325)

	324,271	305,410
Investment in real estate - development property held for sale	—	7,751

	324,271	313,161
Investments in unconsolidated real estate entities	45,515	41,124
Cash and cash equivalents	84,604	63,915
Restricted cash	19,678	15,511
Rents and other receivables, net	2,521	1,804
Receivables - unconsolidated real estate entities	1,742	3,335
Deferred rents	19,046	23,111
Deferred leasing and loan costs, net	15,129	16,173
Deferred tax asset	38,294	39,440
Other assets	5,834	4,313

Total assets	$556,634	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$334,026	$325,179
Accounts payable and other liabilities	31,213	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,889	3,753

Total liabilities	371,044	344,382
Minority interests:
Unitholders in the Operating Partnership	76,968	74,099
Minority interests in consolidated real estate entities	4,254	26

Total minority interests	81,222	74,125
Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,179	106,713
Retained deficit and dividends	(2,122)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	104,368	103,380

Total liabilities and stockholders’ equity	$556,634	$521,887

Contact:	Thomas Properties Group, Inc.
Website: www.tpgre.com
Diana Laing, Chief Financial Officer
213-613-1900